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                       NATIONAL AUTO FINANCE COMPANY L.P.
                                   Depositor,

                         THE CHASE MANHATTAN BANK (USA)
                                  Owner Trustee

                                       and

                                 the CO-TRUSTEES

                   FIRST AMENDED AND RESTATED TRUST AGREEMENT

                                       of

                              NAFCO Funding Trust,

                          Dated as of December 8, 1994

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                                TABLE OF CONTENTS


                                    ARTICLE I

                                   Definitions

1.01.  Definitions..........................................................  1

                                   ARTICLE II

                     Declaration of Business Trust; Issuance
                   and Transfer of Certificates of Beneficial
                        Interest; Duties of Owner Trustee

2.01.  Declaration of Business Trust........................................  4
2.02.  Transfer of Trust Property to Owner Trustee..........................  5
2.03.  Issuance and Transfer of Certificates of Beneficial Interest.........  5
2.04.  Payments and Distributions...........................................  7
2.05.  .....................................................................  8
2.06.  Further Assurances...................................................  8
2.07.  Activities of Trust..................................................  8
2.08.  Duties of Owner Trustee..............................................  9
2.09.  Instructions of the Co-Trustees...................................... 10
2.10.  Furnishing of Documents.............................................. 11
2.11.  Situs of Trust....................................................... 11
2.12.  Title to Trust Property.............................................. 11

                             ARTICLE III [Reserved]

                                   ARTICLE IV

                   Representations and Warranties of Depositor

4.01.  Good Standing........................................................ 12
4.02.  Partnership Power.................................................... 12
4.03.  Consents and Approvals............................................... 12
4.04.  Title to Trust Property.............................................. 13
4.05.  Binding Effect....................................................... 13
4.06.  Investment Company................................................... 13


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                                    ARTICLE V

                         Representations and Warranties
                        of The Chase Manhattan Bank (USA)

5.01.  Good Standing........................................................ 13

5.02.  Corporate Power...................................................... 13
5.03.  Consents and Approvals............................................... 14
5.04.  Binding Effect....................................................... 14

                                   ARTICLE VI

                    Certain Covenants of Depositor, Owners of
                Certificates of Beneficial Interest and the Trust

6.01.  Title to Trust Property.............................................. 15
6.02.  Notification of Transfer............................................. 15
6.03.  Investment Company................................................... 15
6.04.  Certain Business Conduct............................................. 15

                                   ARTICLE VII

                   Concerning the Owner Trustee and the Trust

7.01.  General Matters Relating to the Owner Trustee........................ 17
7.02.  Books and Records; Mailings to Owners of
       Certificates of Beneficial Interest.................................. 19
7.03.  Compensation and Indemnification of the Owner Trustee................ 19
7.04.  Resignation, Discharge or Removal of Owner Trustee; Successor........ 21
7.05.  Qualification of Owner Trustee....................................... 23
7.06.  Appointment of Additional Trustees................................... 23
7.07.  Not Acting in Individual Capacity.................................... 23
7.08.  Liability of the Certificateholder................................... 23
7.09.  Acting in its Own Name............................................... 24
7.10.  Decisions by Owner Trustee........................................... 24

                                  ARTICLE VIII

                                   Co-Trustees

8.01.  Appointment of Co-Trustees........................................... 24
8.02.  Qualification; Number; Term.......................................... 25
8.03.  Places of Meetings, Quorum and Manner of Voting...................... 26
8.04.  Indemnification; Remuneration........................................ 26
8.05.  Not Acting in Individual Capacity.................................... 27
8.06.  Separate Class....................................................... 27


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                                   ARTICLE IX

                              Accounts of the Trust

9.01.  Accounts of the Trust................................................ 27
9.02.  Investment of Amounts on Deposit in Accounts of the Trust............ 28


                                    ARTICLE X

                                  Miscellaneous

10.01.  Benefit of Agreement................................................ 28
10.02.  Severability........................................................ 28
10.03.  Amendments and Waivers.............................................. 28
10.04.  Notices............................................................. 29
10.05.  Termination of This Agreement; No Power to
        Revoke or Withdraw Trust Property................................... 29
10.06.  Nature of Interest in Trust Property................................ 30
10.07.  No Filing........................................................... 30
10.08.  GOVERNING LAW....................................................... 30
10.09.  Counterparts........................................................ 31
10.10.  Limitations on Rights of Others..................................... 31
10.11.  References to Sections.............................................. 31
10.12.  Administrator....................................................... 31


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     FIRST AMENDED AND RESTATED TRUST AGREEMENT relating to NAFCO Funding Trust, dated as of December 8, 1994, between National Auto Finance Company L.P., a Delaware limited partnership (herein, together with its permitted successors and assigns, the "Depositor") and The Chase Manhattan Bank (USA), a Delaware banking corporation (the "Owner Trustee") and the Co-Trustees identified herein (the "Co Trustees").

     This Agreement amends and restates in its entirety the Trust Agreement entered into on October 5, 1994, by and between National Auto Finance Corporation and Bankers Trust (Delaware). National Auto Finance Corporation and Bankers Trust (Delaware) hereby acknowledge and agree to the amendment and restatement of the Trust Agreement entered into by them.

     In consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   Definitions

     1.01. Definitions. Capitalized terms set forth below shall have the following meanings when used in this Agreement:

     "Actual Knowledge" means the actual knowledge of any Authorized Officer of the Owner Trustee.

     "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person. Control shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

     "Agreement" means this Trust Agreement.

     "Authorized Officer" means any officer within the corporate trust department of the Owner Trustee (or any successor group of such entity) including any vice president, second vice president, assistant secretary or any


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other officer of such entity customarily performing such functions similar to those performed by the persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Business Day" means a day on which the Owner Trustee and banks located in New York City are open for the purpose of conducting commercial business.


     "Certificate of Beneficial Interest" means any certificate representing a beneficial ownership interest in the Trust in substantially the form attached hereto as Annex 1.

     "Certificateholder" means any holder of a Certificate of Beneficial Interest in the Trust.

     "Certificate Registrar" shall have the meaning set forth in Section 2.03(d) hereof.

     "Closing Date" means December 8, 1994.

     "Code" means the Internal Revenue Code of 1986.

     "Commission" means the Securities and Exchange Commission.

     "Corporate Trust Office" of a Person means the principal office of the Owner Trustee in Delaware at which at any particular time its corporate trust business shall be principally administered, which office on the Closing Date is located at 802 Delaware Avenue, Wilmington, DE 19801.

     "Co-Trustee" means each of the co-trustees designated in Section 8.01 hereof and any successors thereto.

     "Depositor" means National Auto Finance Company L.P., a Delaware limited partnership and its successors and assigns.

     "Independent Co-Trustee" is defined in Section 8.02(a) hereof.

     "Lien" means any lien, mortgage, security interest, pledge, charge, equity or claim of others or encumbrance of any kind.


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     "Owner Trustee" means The Chase Manhattan Bank (USA), a Delaware banking corporation acting not in its individual capacity, but solely in its fiduciary capacity as trustee hereunder, and any banking corporation that shall have become its successor pursuant to Section 7.04 hereof.

     "NAFCO Note" means the note issued to the Depositor by the Trust pursuant to the Purchase Agreement.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pooling and Administration Agreement" means that certain Pooling and Administration Agreement, dated as of December 8, 1994 by and among NAFCO, as transferor, National Auto, as Administrator, and Bankers Trust Company, as Trustee, as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof.


     "Purchase Agreement" means the Receivables Purchase Agreement, dated as of December 8, 1994, entered into between the Depositor and the Trust whereby the Receivables are sold to the Trust by the Depositor.

     "Receivables" shall have the meaning assigned in Section 2.07(a)(i) hereof.

     "Related Agreement" means any agreement executed and delivered in connection with the issuance of the Certificates of Beneficial Interest and any other agreement relating to the transactions contemplated hereby.

     "Servicer" means World Omni Financial Corp., a Florida corporation.

     "Servicing Agreement means the Servicing Agreement, dated July 25, 1994, between the Depositor and the Servicer.

     "Trust" means the trust existing pursuant to this Agreement, designated as NAFCO Funding Trust.

     "Trust Property" means all money, instruments and other property deposited and held in the Trust pursuant hereto, including all proceeds thereof.


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     As used in this Agreement, unless specified to the contrary in such document, the definitions set forth or referred to below (1) shall apply equally to both the singular and plural forms of the terms defined; (2) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; and (3) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                                   ARTICLE II

                     Declaration of Business Trust; Issuance
                   and Transfer of Certificates of Beneficial
                        Interest; Duties of Owner Trustee

     2.01. Declaration of Business Trust. The Chase Manhattan Bank (USA) is hereby appointed to hold and agrees to hold the Trust Property as Owner Trustee in trust upon the terms and conditions and for the use and benefit of the owners of the Certificates of Beneficial Interest as herein set forth.

     It is the intention of the parties hereto that the trust created by this Agreement constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. The Trust created under this Agreement is intended to be either a sole proprietorship or a partnership for federal income tax purposes. It is not intended to be an association taxable as a corporation. The provisions hereof shall be interpreted accordingly and no party hereto shall take a contrary position for federal income tax purposes. No later than the Closing Date, the Owner Trustee shall file the Restated Certificate of Trust required by Section

3810 of the Business Trust Statute (as defined below), in the Office of the Secretary of State of the State of Delaware to reflect the amendments thereto (the "Certificate of Trust"). Effective as of the date hereof, the Owner Trustee shall have all the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. For purposes of this Agreement, "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss. 3801 et seq., as the same may be amended from time to time.


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     2.02. Transfer of Trust Property to Owner Trustee.

          (a) The Depositor has granted to the Owner Trustee and its successors, forever, all right, title and interest of the Depositor in and to the sum of twenty-five thousand Dollars ($25,000) pursuant to the terms of this Agreement; and

          (b) Upon execution and delivery of the Purchase Agreement, the Trust shall accept all right, title and interest in the Receivables and other assets acquired pursuant to the Purchase Agreement.

     2.03. Issuance and Transfer of Certificates of Beneficial Interest.

          (a) The Owner Trustee acknowledges it is holding in trust on the date hereof the sum of twenty-five thousand Dollars ($25,000), in lawful money of the United States of America, duly paid by the Depositor, and has issued a Certificate of Beneficial Interest duly executed and delivered to the Depositor in exchange therefor in substantially the form attached hereto as Annex 1, evidencing ownership of 100% of the beneficial interest in the Trust.

          (b) Each Certificate of Beneficial Interest shall be executed by manual signature on behalf of the Owner Trustee by one of its Authorized Officers. Certificates of Beneficial Interest bearing the manual signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Owner Trustee, will be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individual has ceased to be so authorized prior to the delivery of such Certificates of Beneficial Interest or does not hold such office at the date of such Certificates of Beneficial Interest. Each Certificate of Beneficial Interest shall be dated the date of its issuance.

          (c) The owners of the Certificates of Beneficial Interest shall be entitled to all rights provided to them under this Agreement and in the Certificate of Beneficial Interest and shall be subject to the terms and conditions contained in this Agreement and in the Certificate of Beneficial Interest. A person shall be entitled to the rights and subject to the obligations of an


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owner of a Certificate of Beneficial Interest hereunder upon such person's acceptance of a Certificate of Beneficial Interest duly registered in such person's name pursuant to Section 7.02 hereof.

          (d) The Owner Trustee or its designee (the "Certificate Registrar") shall cause to be kept at its Corporate Trust Office, in accordance with the provisions of Section 7.02 hereof, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Certificate of Beneficial Interest. The registered Certificateholder shall have the right to inspect the Certificate Register, subject to such reasonable regulations as the Certificate Registrar shall prescribe. The person listed as the owner of a Certificate of Beneficial Interest on the Certificate Register shall be treated as the owner of such Certificate for purposes of this Agreement and otherwise.

          (e) Neither the registered nor the beneficial interest in any Certificate of Beneficial Interest may be transferred, assigned, hypothecated or pledged in any manner. Any purported transfer or assignment of a Certificate of Beneficial Interest other than as permitted herein, and any direct or indirect beneficial interest therein, shall be null and void and shall not cause any rights to inure to the benefit of the purported transferee. If, notwithstanding this prohibition, a court of competent jurisdiction determines that a transfer of a Certificate of Beneficial Interest has arisen by operation of law, such involuntary transfer shall transfer to the transferee only the Certificateholder's rights to distributions on the Certificate of Beneficial Interest but such transferee shall not become a substitute registered Certificateholder and shall not succeed to any of the rights of the Certificateholder other than the right to receive distributions on the Certificate of Beneficial Interest.

          (f) Neither the Trust nor the Owner Trustee shall be required to register the Certificates of Beneficial Interest under the Securities Act of 1933, as amended, or any other state or federal securities law, or to determine whether any purported transfer is in compliance therewith. Each Certificate of Beneficial Interest shall bear a legend setting forth restrictions on transferability substantially as follows:


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"THE BENEFICIAL INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT
BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY IN ACCORDANCE WITH THE TERMS OF THE TRUST AGREEMENT."

          (g) If (i) any mutilated Certificate of Beneficial Interest is surrendered to the Owner Trustee or the Certificate Registrar or the Owner Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate of Beneficial Interest and (ii) there is delivered to the Owner Trustee such security or indemnity as may be required by it to save it harmless, then the Owner Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate of Beneficial Interest, a new Certificate of Beneficial Interest of like tenor and aggregate beneficial interest. In connection with the issuance of any new Certificate of Beneficial Interest under this Section 2.03(g), the Owner Trustee may require the payment by the holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Owner Trustee) connected therewith. Any duplicate Certificate of Beneficial Interest issued pursuant to this Section 2.03(g) shall constitute complete and indefeasible evidence of ownership of a beneficial interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate of Beneficial Interest shall be found at any time.

     2.04. Payments and Distributions.

          (a) Any amount held by the Trust with respect to the Trust Property shall be applied in the following order:

          (i) to the extent not otherwise paid, to pay all amounts (if any) then due and payable to the Owner Trustee or The Chase Manhattan Bank (USA), pursuant to Sections 7.01 and 7.03 of this Agreement;

          (ii) to make any payments required pursuant to and in accordance with the Purchase Agreement; and

          (iii) to distribute any remaining amounts and other property to the Certificateholder at the


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     direction of and in accordance with the written instructions of the
     Co-Trustees.

          (b) All payments and distributions required to be made to the Certificateholder pursuant to this Section 2.04 shall be made to the Certificateholder on such dates and in such amounts as specified in written instructions from the Administrator by wire transfer of immediately available funds or by such other means as are acceptable to the Owner Trustee, in either case as specified in written instructions from the Certificateholder delivered to the Owner Trustee in accordance with Section 10.04 at least five Business Days prior to such payment or distribution.

          (c) For purposes of making the distributions set forth in this Section 2.04(a), the Owner Trustee hereby appoints Chase Manhattan Bank, N.A., having an address at 4 Chase MetroTech Center, Brooklyn, New York 11245, as its paying agent.

     2.05. [intentionally left blank]


     2.06. Further Assurances. The Owner Trustee shall execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the direction of the owners of the Certificates of Beneficial Interest as such owners may deem necessary or advisable to give effect to the transactions contemplated hereby, the taking of any such action by the Owner Trustee on the Closing Date in the presence of the owners of the Certificates of Beneficial Interest or its counsel shall evidence, conclusively, such direction of the owners of the Certificates of Beneficial Interest.

     2.07. Activities of Trust.

          (a) The nature of the business or purposes to be conducted or promoted by the Trust is to engage in the following activities:

          (i) to enter into the Purchase Agreement and to acquire from time to time all right, title and interest in and to receivables arising out of or relating to the financing of automobile purchases (the "Receivables"), including monies due thereunder, security interests in the vehicles and other goods financed thereby, proceeds from claims on insurance policies related thereto, and related rights;


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          (ii) to acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal in or with Receivables;

          (iii) to receive cash contributions from any Certificateholder;

          (iv) to sell, transfer, assign, pledge and otherwise deal in or with any or all of its ownership interest in Receivables;

          (v) to own interests in other entities created for the purpose of engaging in the foregoing activities; and

          (vi) to enter into any other agreements and to engage in any other acts and activities and to execute any powers permitted to business trusts under the Business Trust Statute that are incidental, advantageous or necessary to the foregoing.

          (b) Notwithstanding any other provisions of this Agreement and any provision of law that otherwise so empowers the Trust, the Trust shall not, engage in any business or activity other than those set forth in subsection (a).

     2.08. Duties of Owner Trustee.

          (a) Subject to Section 2.09 hereof, the Owner Trustee is hereby authorized to take all actions required or permitted to be taken by the Trust under this Agreement and is hereby directed to comply with the terms of this Agreement. In addition, the Owner Trustee is authorized and directed to execute and deliver on behalf of the Trust on the Closing Date the Pooling and

Administration Agreement, the Purchase Agreement, the NAFCO Note, the Certificates, each Certificate Purchase Agreement and each certificate or other document attached as an exhibit to or contemplated by the foregoing documents, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof. The Owner Trustee shall be deemed to have discharged its duties hereunder to the extent that the Servicer, the Administrator or the Co-Trustees have agreed to perform such duties.

          (b) The Owner Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of


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or otherwise deal with the Trust Property, to prepare or file any document or report, or otherwise to take or refrain from taking any action under or in connection with this Agreement, any other Related Agreement or any other Transaction Document (as such term is defined in the Pooling and Administration Agreement), except as expressly required by the terms of this Agreement, any of the Transaction Documents or as expressly directed in written instructions pursuant to Section 2.09; and no implied duties or obligations shall be read into this Agreement or any other Related Agreement against the Owner Trustee. The Chase Manhattan Bank (USA) nevertheless agrees that it will, at its own cost and expense, promptly take all actions as may be necessary to discharge any Liens on any part of the Trust Property which result from actions by or claims against The Chase Manhattan Bank (USA) that are not related to the ownership of the Trust Property or any other part of the Trust or the administration of the Trust Property or the transactions contemplated by the Related Agreements.

          (c) The Owner Trustee shall not have any duty to enforce any obligation or promise of any Certificateholder to contribute cash, property or perform services to and for the Trust. The Administrator shall have the duty to enforce any such obligation or promise.

     2.09. Instructions of the Co-Trustees.

          (a) The Owner Trustee shall only take such action or shall refrain from taking such action under this Agreement as it shall be directed pursuant to a specific provision of this Agreement or as it shall be directed in writing by
(i) the Co-Trustees in accordance with the notice provisions of Section 10.04 or
(ii) by either owner of the Certificates of Beneficial Interest, provided however, that such direction shall not be contrary to any specific provision contained in this Agreement or result in a Material Adverse Effect. The Owner Trustee shall not take the actions set forth in Section 10.03 relating to amendments or waivers of this Agreement, Section 10.05 relating to dissolution of the Trust, Section 10.07 relating to filing of a petition in bankruptcy of the Trust or permit the Trust to merge with or into another entity unless it shall have obtained the consent of or shall be directed by the Co-Trustees in accordance with the provisions of Section 8.03.



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          (b) If in performing its duties under this Agreement the Owner Trustee is required to decide between alternative courses of action, the Owner Trustee shall consult with the owner of the Certificates of Beneficial Interest. If the Owner Trustee is unsure of the application of any provision of this Agreement or any other Related Agreement, then the Owner Trustee may, promptly deliver a notice to the Co-Trustees in accordance with the notice provisions of Section
10.04 hereof requesting written instructions as to the course of action desired by them. The Co-Trustees shall make any determination required pursuant to this
Section 2.09, as reflected in instructions to the Owner Trustee delivered by such Co-Trustees in accordance with Section 8.03 hereof. If the Owner Trustee does not receive such instructions within 10 Business Days after it has delivered such notice, or such shorter period of time set forth in such notice, it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement as it shall deem advisable and in the best interests of the owners of the Certificates of Beneficial Interest.

     2.10. Furnishing of Documents. The Owner Trustee shall furnish to the Co-Trustees and to each owner of a Certificate of Beneficial Interest promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee hereunder or under the Related Agreements (other than documents originated by or otherwise furnished to an owner of a Certificate of Beneficial Interest).

     2.11. Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be held in the name of the Trust and located in the State of Delaware unless otherwise required by the terms of the Purchase Agreement, the Pooling and Administration Agreement or the Servicing Agreement.

     2.12. Title to Trust Property. Until this Agreement terminates pursuant to
Article X hereof, title to all of the Trust Property shall be vested in the Trust; provided, however, that if the laws of any jurisdiction require that title to any part of the Trust Property be vested in the trustee of the Trust, then title to that part of the Trust Property shall be deemed to be vested in the Owner Trustee or any co-trustee or separate trustee, as the


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case may be, appointed pursuant to Article VII of this Agreement.

                             ARTICLE III [Reserved]


                                   ARTICLE IV

                   Representations and Warranties of Depositor


               The Depositor hereby represents and warrants that:

     4.01. Good Standing. The Depositor is a partnership formed under the limited partnership laws of the State of Delaware, validly existing and in good standing under the laws of the State of Delaware and has all partnership powers and all material governmental licenses, authorization, consents and approvals required under the laws of the State of Delaware to carry on its business as now conducted.

     4.02. Partnership Power. The execution, delivery and performance by the Depositor of this Agreement, the Purchase Agreement and the Pooling and Administration Agreement are within the partnership power of the Depositor, have been duly authorized by all necessary partnership action on the part of the Depositor (no action by its shareholders being required) and do not and will not
(i) violate or contravene any judgment, injunction, order or decree binding on the Depositor, (ii) violate, contravene or constitute a default under any provision of the Limited Partnership Agreement of the Depositor or of any material agreement, contract, mortgage or other instrument binding on the Depositor or (iii) result in the creation or imposition of any Lien attributable to the Depositor, except as are expressly contemplated hereby.

     4.03. Consents and Approvals. No consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under Delaware law in connection with the execution, delivery and performance by the Depositor of this Agreement and the Purchase Agreement or the consummation by the Depositor of the transactions contemplated hereby or thereby (except as may be required by the Delaware securities laws).


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     4.04. Title to Trust Property. Upon the sale, assignment or other transfer of any of the Trust Property by the Depositor to the Trust under this Agreement or the Purchase Agreement, the Depositor will have conveyed to the Trust all of its right, title and interest in the Receivables, free and clear of any Lien arising by reason of ownership of the Receivables by the Depositor or any action taken or omitted to be taken by the Depositor.

     4.05. Binding Effect. This Agreement and any Related Agreements to which the Depositor is a party have been duly and validly authorized, executed and delivered by, and constitute valid and binding agreements of, the Depositor (assuming that they constitute valid and binding agreements of the other parties thereto, enforceable against such parties in accordance with their respective terms) enforceable against the Depositor in accordance with their respective terms, except that the enforceability thereof may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

     4.06. Investment Company. The Trust is not an investment company which is required to be registered under the Investment Company Act of 1940.

                                    ARTICLE V

                         Representations and Warranties
                        of The Chase Manhattan Bank (USA)

     The Chase Manhattan Bank (USA) hereby represents and warrants that:

     5.01. Good Standing. The Chase Manhattan Bank (USA) is a banking corporation organized under the laws of the State of Delaware, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorization, consents and approvals required under the laws of the State of Delaware to carry on its trust business as now conducted.

     5.02. Corporate Power. The execution, delivery and performance by The Chase Manhattan Bank (USA), in its


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

individual capacity and in its capacity as Owner Trustee of this Agreement, the Purchase Agreement and related documents and the issuance of the Certificate of Beneficial Interest by the Owner Trustee on behalf of the Trust pursuant to this Agreement are within the corporate power of The Chase Manhattan Bank (USA), have been duly authorized by all necessary corporate action on the part of The Chase Manhattan Bank (USA) (no action by its shareholders being required) and do not and will not (i) violate or contravene any judgment, injunction, order or decree binding on The Chase Manhattan Bank (USA), (ii) violate, contravene or constitute a default under any provision of the certificate of incorporation or by-laws of The Chase Manhattan Bank (USA) or of any material agreement, contract, mortgage or other instrument binding on The Chase Manhattan Bank (USA) or (iii) result in the creation or imposition of any Lien attributable to The Chase Manhattan Bank (USA) on the Trust Property, except as are expressly contemplated hereby.

     5.03. Consents and Approvals. Other than such filing of a Certificate of Trust as has been made, no other consent, approval, authorization or order of, or filing with, any court or regulatory, supervisory or governmental agency or body is required under Delaware law in connection with the execution, delivery and performance by The Chase Manhattan Bank (USA), in its individual capacity and in its capacity as Owner Trustee, of this Agreement or the issuance of the Certificates of Beneficial Interest by the Owner Trustee on behalf of the Trust pursuant to this Agreement or the consummation by the Owner Trustee of the transactions contemplated hereby or thereby (except as may be required by the Delaware securities laws).

     5.04. Binding Effect. This Agreement has been duly and validly authorized, executed and delivered by, and constitutes a valid and binding agreement of, The Chase Manhattan Bank (USA), (assuming that it constitutes a valid and binding agreement of the other parties thereto, enforceable against such parties in accordance with its terms) enforceable against The Chase Manhattan Bank (USA) in accordance with its terms, except that the enforceability thereof may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

                                   ARTICLE VI

                    Certain Covenants of Depositor, Owners of
                Certificates of Beneficial Interest and the Trust

     6.01. Title to Trust Property. The Certificateholder from time to time is deemed to acknowledge by its acquisition thereof that the Trust owns the Trust Property and the Certificateholder is deemed to agree to refrain from taking any action contrary to such ownership by the Trust.

     6.02. Notification of Transfer. Immediately upon the sale or other transfer of any Trust Property to the Trust pursuant to this Agreement or the Purchase Agreement, the Depositor will make any appropriate notations on its records to indicate that such Trust Property has been sold or transferred to the Trust pursuant to this Agreement or the Purchase Agreement.

     6.03. Investment Company. Neither the Depositor nor any other Certificateholder shall take any action which would cause the Trust to become an investment company which would be required to register under the Investment Company Act of 1940.

     6.04. Certain Business Conduct.

          (a) The Trust shall not, except as provided in this Agreement or any other Related Agreement (i) make or permit to remain outstanding any loan or advance by the Trust to any Person (except for certain adjustments to reflect cash and accrual accounting); (ii) own or acquire any stock or securities of any Person or guarantee any obligation of any Person; or (iii) commingle its assets with the assets of the Depositor or the Certificateholder or any other Person.

          (b) The Trust shall at all times maintain or cause to be maintained the following procedures to avoid or minimize any risk of substantive consolidation of the assets and liabilities of the Trust and the Certificateholder or the Depositor or any other Person: (i) maintenance of books of account and records, bank accounts and assets separate from those of any Person; (ii) filing or causing to be filed tax returns separate from those of the Certificateholder or the Depositor or any of their Affiliates (except to the extent required or permitted by applicable law, rule or regulation to be included in a consolidated or unitary group, as appropriate);
(iii) except as required or specifically provided in this Agreement, conducting business with Affiliates of the Owner Trustee, the Certificateholder or the Depositor (or any Affiliate thereof) on an arm's-length basis; (iv) observance of trust (or similar organizational) formalities; (v) holding the Trust out to the public as a legal entity separate and distinct from any of the Owner Trustee's Affiliates and from the Certificateholder or the Depositor or any Affiliate thereof; and (vi) paying from its assets all obligations and indebtedness of any kind incurred by the Trust. The Trust shall act solely in its own name through the Owner Trustee, any Co-Trustee or other agents in the conduct of its businesses in accordance with this Agreement except to the extent required by the laws of any applicable jurisdiction.

          (c) The Trust shall conduct its business through the office of the Owner Trustee or the Co-Trustees and will use stationery and other business forms under its own name and not that of the Certificateholder, the Depositor or any Affiliate thereof and will use its best efforts to avoid the appearance of conducting business on behalf of the Certificateholder, the Depositor or any Affiliate thereof or that the assets of the Trust are available to pay the creditors of the Certificateholder, the Depositor or any Affiliate thereof.

          (d) Nothing in this Section 6.04 shall restrict the authority of the Trust to authorize the Servicer to act in the name or on behalf of the Trust when authorized by any Related Document.

          (e) The Trust shall not create, incur, assume or suffer to exist any indebtedness, whether current or funded, or any other liability other than any fees and expenses under this Agreement, the Purchase Agreement, the Pooling and Administration Agreement and any other Related Agreements, except (i) the NAFCO Note, (ii) additional debt incurred in accordance with the Pooling and Administration Agreement or (iii) additional debt securities, provided that the issuance of such debt securities is permitted by the Purchase Agreement or the Pooling and Servicing Agreement.

                                   ARTICLE VII

                   Concerning the Owner Trustee and the Trust

     7.01. General Matters Relating to the Owner Trustee.

          (a) Subject to the terms of Section 7.03 and Article IX of this Agreement, all moneys deposited with or received by the Owner Trustee hereunder shall be held by it in trust as part of the Trust Property until distributed in accordance with Section 2.04 hereof.

          (b) The Owner Trustee shall be under no liability for any action taken by the Owner Trustee in good faith in reliance upon any paper, order,

instruction, list, demand, request, consent, affidavit, notice, opinion, direction, endorsement, assignment, resolution, draft or other document, prima facie property executed, or for the disposition of moneys or Trust Property pursuant to this Agreement; provided, however, that this provision shall not protect the Owner Trustee against any liability to which it would otherwise be subject by reason of bad faith, willful misconduct, or gross negligence in the performance of its duties.

          (c) The Owner Trustee may construe any of the provisions of this Agreement, insofar as the same may appear ambiguous or inconsistent with any other provisions hereof, and any such construction by the Owner Trustee in good faith shall be binding upon the parties hereto and the Certificateholder; provided that this provision shall not protect the Owner Trustee against any liability to which it would otherwise be subject by reason of bad faith, willful misconduct or gross negligence.

          (d) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by the Owner Trustee in accordance with instructions of the Depositor, the Co-Trustees or the Certificateholder pursuant to Sections 2.09 and 10.04 hereof. The Owner Trustee shall have no duty to monitor the performance of the Servicer, the Administrator or the Co-Trustees, nor shall it have any liability with respect to any acts or omissions of the Servicer, the Administrator or the Co-Trustees.

          (e) The Owner Trustee shall not be responsible for the validity or sufficiency of this

Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any Trust Property or for or in respect of the validity or sufficiency of the Certificates of Beneficial Interest (except for the due execution thereof by the Owner Trustee), and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Depositor, the Co-Trustees or to the Certificateholder, other than as expressly provided for herein.

          (f) The Owner Trustee shall promptly notify the Co-Trustees and the Certificateholder of any legal action taken by any Person with respect to the Trust of which it has Actual Knowledge. The Owner Trustee shall not be under any obligation to appear in, prosecute or defend any action, which in its opinion may require it to incur any out-of-pocket expense or any liability unless it shall be furnished with such reasonable security and indemnity against such expense or liability as it may require, and any out-of-pocket cost of the Owner Trustee as a result of such actions shall be deductible from and a charge against the Trust Property. The Owner Trustee may, but shall be under no duty to, undertake such action as it may deem necessary at any and all times, without any further action by the Certificateholder, to protect the Trust Property and the rights and interests of the Certificateholder pursuant to the terms of this Agreement.


          (g) The Owner Trustee, in the exercise or administration of the trusts and powers hereunder, may, at the expense of the Trust, employ agents, attorneys, accountants and auditors and enter into agreements with any of them and the Owner Trustee shall not be liable for the supervision of or the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, or accountants or auditors shall have been selected by it with reasonable care.

          (h) The Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee.

     7.02. Books and Records; Mailings to Owners of Certificates of Beneficial Interest. The Owner Trustee shall keep at its Corporate Trust Office a record of the name and address of the Certificateholder, and such records shall be open to inspection by any such owner at all reasonable times during usual business hours of the Owner Trustee.

     7.03. Compensation and Indemnification of the Owner Trustee.

          (a) The Owner Trustee shall be entitled from the Trust (as may be specified in a fee arrangement entered into between the Owner Trustee and the Depositor) or from the Depositor, to the extent that the Trust Property is not sufficient to promptly pay such amounts, to reasonable compensation for the services of the Owner Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement for all reasonable out-of-pocket expenses, disbursements and advances incurred by the Owner Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation, reasonable expenses and reasonable disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may be incurred or arise out of the gross negligence or willful misconduct of the Owner Trustee. The Owner Trustee shall notify the Co-Trustees and the Certificateholder upon receipt by the Owner Trustee of compensation from the Trust Property pursuant to the foregoing sentence of the amount of such compensation. Notwithstanding
Section 7.03 of this Agreement and without limiting Section 10.07 hereof, the Owner Trustee hereby agrees not to cause the filing of a petition in bankruptcy against the Trust for the non-payment to the Owner Trustee of any amounts provided by this Agreement until one year and one day after the termination of this Trust in accordance with Section 10.05 of this Agreement.

          (b) The Trust or the Depositor, to the extent that the Trust Property is not sufficient to promptly pay such amounts, agrees to indemnify the Owner Trustee or any of its officers, directors, employees or agents for, and to hold each of them harmless against, any and all losses and liabilities, obligations, damages, penalties, taxes (excluding any taxes payable by The Chase Manhattan Bank (USA) on or measured by any compensation for services rendered by the Owner Trustee under this Agreement), claims, actions, suits or out-of-pocket expenses or costs of any kind and nature whatsoever incurred or arising out of or in connection with the acceptance or administration of this trust or the transactions contemplated by the Transaction Documents, including the reasonable costs and out-of-pocket expenses of defending itself against any claim of liability in the premises, except to the extent that the same may be incurred or arise out of the gross negligence or willful misconduct of the Owner Trustee or for the Owner Trustee's failure to use ordinary care to disburse funds pursuant to Section 2.04 hereof.

          The obligations of the Depositor to indemnify the Owner Trustee, and its right to be compensated and be reimbursed for the reasonable out-of-pocket expenses, disbursements and advances of the Owner Trustee from the Trust Property pursuant to Section 7.03(a) and (b) hereof, shall survive the termination of this Agreement pursuant to Section 9.05 hereof or the resignation or removal of the Owner Trustee hereunder. Such obligations shall be secured by a Lien upon the Trust Property senior to that of the Certificates of Beneficial Interest in the Trust Property.

          (c) The Owner Trustee shall not be required to take or refrain from taking any action under this Agreement (other than giving of notices) unless the Owner Trustee shall have been indemnified by the Certificateholder, in manner and form reasonably satisfactory to the Owner Trustee, against any liability, fee, cost or expense (including attorneys' fees) which may be incurred or charged in connection therewith, except to the extent the same may be incurred or arise out of the gross negligence or willful misconduct of the Owner Trustee or the Owner Trustee's failure to use ordinary care to disburse funds pursuant to this Agreement. The Owner Trustee shall not be required to take any action if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is likely to result in personal liability, or is contrary to the terms hereof or of any document contemplated hereby to which the Owner Trustee is a party or otherwise contrary to law.

          (d) Any amounts paid to the Owner Trustee pursuant to Section 7.01(e)

hereof and subsections (a) and (b) of this Section 7.03 shall not be deemed to be part of the Trust Property immediately after such payment.

     7.04. Resignation, Discharge or Removal of Owner Trustee; Successor.

          (a) The Owner Trustee may resign and be discharged of the trust created by this Agreement by executing an instrument in writing, filing the same with the Co-Trustees and mailing a copy of a notice of resignation to the Certificateholder then of record, not less than sixty (60) days before the date specified in such instrument when, subject to Section 7.04(c) hereof, such resignation is to take effect. Upon receiving such notice of resignation, the Co-Trustees shall use their best efforts promptly to appoint a successor Owner Trustee in the manner and meeting the qualifications hereinafter provided by written instrument or instruments delivered pursuant to Section 10.04 to such resigning Owner Trustee and the successor Owner Trustee. Except as provided in subsection (b) of this Section 7.04, the appointment of any successor Owner Trustee shall be approved by the Co-Trustees. The Co-Trustees may remove the Owner Trustee for any reason and appoint a successor Owner Trustee by written instrument or instruments delivered to the Owner Trustee so removed and the successor Owner Trustee.

          (b) In case at any time the Owner Trustee shall resign and no successor Owner Trustee shall have been appointed within thirty (30) days after notice of such resignation has been filed and mailed as required by Section 7.04(a) hereof, the resigning Owner Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor Owner Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Owner Trustee.

          (c) Any successor Owner Trustee appointed hereunder shall promptly execute and deliver to the Co-Trustees and the retiring Owner Trustee an instrument accepting such appointment hereunder, and the successor Owner Trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with like effect as if originally named the Owner Trustee herein and shall be bound by all the terms and conditions of this Agreement.

Upon the request of the successor Owner Trustee, the retiring Owner Trustee shall, upon payment of all amounts due the retiring Owner Trustee, execute and deliver an instrument transferring to the successor Owner Trustee all the rights and powers of the retiring Owner Trustee; and the retiring Owner Trustee shall transfer, deliver and pay over to the successor Owner Trustee all of the Trust Property at the time held by it, if any, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Owner Trustee in the administration hereof as may be requested by the successor Owner Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement. Any resignation or removal of an Owner Trustee and appointment of a successor Owner Trustee pursuant to this Section

7.04 shall become effective upon such acceptance of appointment by the successor Owner Trustee. Notice of such appointment of a successor Owner Trustee shall be furnished to the Applicable Rating Agencies.

          (d) Any corporation into which the Owner Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Owner Trustee shall be a party, shall be the successor Owner Trustee under this Agreement without the execution, delivery or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which the predecessor corporation may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding; provided that such corporation resulting from any such merger or consolidation shall meet the qualifications set forth in Section 7.05 hereof.

          (e) Upon the happening of any of the events described in this Section
7.04 that requires an amendment to the Certificate of Trust under the Business Trust Statute, the successor Owner Trustee shall cause an amendment to the Certificate of Trust to be filed with the Secretary of State, in accordance with the provisions of Section 3810 of the Business Trust Statute, indicating the change with respect to the Owner Trustee's identity.

     7.05. Qualification of Owner Trustee. The Owner Trustee shall at all times be a banking corporation organized and doing business under the laws of the United States, or any state thereof, with a principal place of business in the State of Delaware and having all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on a trust business and having at all times an aggregate capital, surplus and undivided profits of not less than $50,000,000.

     7.06. Appointment of Additional Trustees. At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Owner Trustee, by an instrument in writing, may appoint one or more individuals or corporations to act as separate trustees of all or any part of the Trust Property to the full extent that local law makes it necessary for such separate trustees to act alone.

     7.07. Not Acting in Individual Capacity. Except as otherwise expressly provided herein, in acting hereunder, The Chase Manhattan Bank (USA) acts solely as Owner Trustee and not in its individual capacity; and, except as so provided, all persons, having any claim against The Chase Manhattan Bank (USA) by reason of the transactions contemplated hereby shall look only to the Trust Property for payment or satisfaction thereof; provided, however, that the provisions of
Article VII shall not protect The Chase Manhattan Bank (USA) (in either capacity) against any liability to which it would otherwise be subject by reason of (i) willful misconduct or gross negligence in the performance of its duties,
(ii) the inaccuracy of any representation or warranty contained in Article V hereof expressly made by The Chase Manhattan Bank (USA), (iii) liabilities arising from the failure by The Chase Manhattan Bank (USA) to perform obligations expressly undertaken by it in the last sentence of Section 2.08(b) or (iv) taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by the Owner Trustee in connection with any of the transactions contemplated by this Agreement or the Related Agreements.

     7.08. Liability of the Certificateholder. Notwithstanding Section 3803 of the Business Trust Statute, the Certificateholders agree to be liable for all fees, expenses, taxes, indemnity payments and other liabilities of the Trust (other than liabilities which by their terms are nonrecourse), in accordance with the terms of this Agreement, including (except as otherwise provided herein) those incurred by the Owner Trustee in the administration of the Trust hereunder, to the extent such fees, expenses, taxes, indemnity payments and other liabilities of the Trust or the Owner Trustee, as the case may be, including the reasonable fees and expenses of legal counsel with respect to the Trust, are not paid out of the Trust Property to the same extent, but only to the same extent as if the Certificateholder were a general partner and the Trust a partnership under Delaware's Revised Uniform Limited Partnership Act; provided, however, that the Certificateholders shall be liable only for fees, expenses, taxes, indemnity payments and other liabilities of the Trust arising after such Certificateholder becomes a holder of Certificates of Beneficial Interest.

          The Certificateholder shall, within five Business Days of receipt of a statement from the Owner Trustee to the effect that the Trust Property is insufficient for the payment of such fees, expenses, taxes, indemnity payments and other liabilities of the Trust for which such holder is liable, pay such fees, expenses, taxes, indemnity payments and other liabilities.

     7.09. Acting in its Own Name. The Owner Trustee shall conduct its business as Owner Trustee of the Trust and will use stationery and other business forms under such name and not that of the Certificateholder, the Depositor or any Affiliate thereof and will use its best efforts to avoid the appearance of conducting business on behalf of the Certificateholder, the Depositor or any Affiliate thereof or that the assets of the Trust are available to pay the creditors of the Certificateholder, the Depositor or any Affiliate thereof.

     7.10. Decisions by Owner Trustee. Subject to the provisions of Section 2.09(a) and (b), the Owner Trustee shall make all decisions relating to the actions of the Trust independent of the Certificateholders.

                                  ARTICLE VIII

                                   Co-Trustees

     8.01. Appointment of Co-Trustees. Pursuant to Section 3806 of the Business Trust Statute, the following persons are hereby appointed to manage the business and affairs of the Trust as trustees (the "Co-Trustees") for the benefit of the owners of the Certificates of Beneficial Interest as herein set forth:

               Name                         Mailing Address
               ----                         ---------------

Gary Shapiro                        National Financial Corporation
                                    621 NW 53rd Street, Suite 320
                                    Boca Raton, Florida  33487


Edgar Otto                          National Financial Corporation
                                    621 NW 53rd Street, Suite 320
                                    Boca Raton, Florida  33487

     The Co-Trustees shall have all such rights, duties and obligations with respect to the management of the business and affairs of the Trust and the Trust Property as are permitted under applicable law and not otherwise expressly vested in the Owner Trustee in this Agreement, including, without limitation, the right to direct the Owner Trustee as provided in Section 2.09 hereof, subject to the limitations on the activities of the Trust imposed by Section
2.07 hereof.

     8.02. Qualification; Number; Term.

          (a) Each Co-Trustee shall be at least 18 years of age. A Co-Trustee need not be an owner of a Certificate of Beneficial Interest, a citizen of the United States or a resident of the State of Delaware. The number of Co-Trustees shall at all times be not less than three, or such larger number as may be fixed from time to time by action of the Certificateholder or the Co-Trustees. Notwithstanding anything to the contrary contained herein, at all times at least one Co-Trustee shall be an Independent Co-Trustee. An "Independent Co-Trustee" shall be an individual who is not at such time, and shall not have been at any time during the preceding three years (i) a director, officer, employee or affiliate of the Depositor, or any of its subsidiaries or Affiliates, or (ii) the direct, indirect or beneficial owner at the time of such individual's appointment as an Independent Co-Trustee or at any time thereafter while serving as an Independent Co-Trustee, of the Depositor or (iii) a relative of any person described in (i) or (ii) above.

          (b) Co-Trustees may be appointed or removed at the direction of the

Certificateholder evidenced by written notice to the Co-Trustees and the Owner Trustee specifying the effective date of any such appointment or removal and the term of service of such Co-Trustee, if finite. Co-Trustees shall serve in such capacity until the end of the term specified in such notice or until their earlier resignation, death or removal.

     8.03. Places of Meetings, Quorum and Manner of Voting.

          (a) Meetings of the Co-Trustees may be held at any place within or without the State of Delaware, as may from time to time be fixed by the Co-Trustees, and may be convened by telephonic or other means as the Co-Trustees may deem appropriate.

          (b) Except as otherwise provided by law, a majority of the Co-Trustees shall constitute a quorum. Except as set forth herein, the vote of a majority of the Co-Trustees present at a meeting at which a quorum is present shall be the act of the Co-Trustees. Any action required or permitted to be taken at any meeting of the Co-Trustees may be taken without a meeting if all the Co-Trustees consent thereto in writing.

     8.04. Indemnification; Remuneration.

          (a) A Co-Trustee shall not be personally liable either to the Trust or any Certificateholder for monetary damages for breach of fiduciary duty as a Co-Trustee, except (i) for any breach of the Co-Trustee's duty of loyalty to the Trust or the Certificateholder, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law or (iii) for any transaction from which the Co-Trustee shall have derived an improper personal benefit.

          (b) The Depositor shall indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact that such person is or was a Co-Trustee, or is or was serving at the request of the Certificateholder as a Co-Trustee, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by law.

          (c) Co-Trustees may be paid their expenses, if any, of attendance at each meeting of the Co-Trustees and may be paid a fixed sum for attendance at each meeting of the Co-Trustees or a stated salary as Co-Trustee.

     8.05. Not Acting in Individual Capacity. Except as otherwise expressly provided herein, in acting hereunder, each Co-Trustee acts solely as Co-Trustee and not in its individual capacity; and, except as so provided, all persons, having any claim against any Co-Trustee by reason of the transactions contemplated hereby shall look only to the Trust Property for payment or satisfaction thereof; provided, however, that this provision shall not protect any Co-Trustee (in either capacity) against any liability to which it would otherwise be subject by reason of (i) willful misconduct or gross negligence in the performance of its duties, (ii) taxes, fees or other charges on, based on or measured by any fees, commissions or compensation received by any Co-Trustee in connection with any of the transactions contemplated by this Agreement or the Related Agreements.

     8.06. Separate Class. The Co-Trustees shall constitute a class of trustees separate from the Owner Trustee pursuant to Section 3806(b) of the Delaware Business Trust Statute, and shall be entitled to vote and otherwise exercise the rights and powers granted herein without the consent of or consultation with the Owner Trustee.

                                   ARTICLE IX

                              Accounts of the Trust

     9.01. Accounts of the Trust. Subject to the provisions of Section 2.09(a) and (b) hereof, at any time and from time to time the Co-Trustees may direct the Owner Trustee to establish one or more accounts of the Trust, in the name of the Owner Trustee as trustee of the Trust, for the operations of the Trust. Any funds in any account of the Trust that the Co-Trustees believe are not needed for purposes of such account shall be applied in accordance with Section 2.04.

     9.02. Investment of Amounts on Deposit in Accounts of the Trust. Subject to the provisions of Section 2.09(a) and (b) hereof, the amounts on deposit in any account of this Trust shall be invested as directed in writing by the Co-Trustees. All investments of amounts held in any account shall be made in the name of the Trust. In no event shall the Owner Trustee be liable for the selection of investments or for any losses resulting from such investments. All investment earnings on amounts in any account of this Trust shall be deposited therein and shall be subject to the provisions of this Article IX.

                                    ARTICLE X

                                  Miscellaneous

     10.01. Benefit of Agreement. All the representations, warranties, covenants and agreements contained in this Agreement by or on behalf of the Depositor, the Co-Trustees, the owners of the Certificates of Beneficial Interest or the Owner Trustee shall bind, and inure to the benefit of, their respective successors and assigns and the owners of the Certificates of Beneficial Interest from time to time, whether so expressed or not.

     10.02. Severability. If any one or more of the covenants, agreements,

provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates of Beneficial Interest or the rights of the owners thereof or of the Holders of the Notes.

     10.03. Amendments and Waivers. This Agreement may not be amended, and compliance with any provision hereof may not be waived by the Owner Trustee, the Co-Trustees or the Certificateholder, unless such amendment or waiver is consented to by the Owner Trustee, the Co-Trustees and the Certificateholder.

     10.04. Notices. Any notice, demand, consent, direction or instruction to be given to the Owner Trustee under this Agreement shall be in writing and shall be duly given if mailed or delivered to the Corporate Trust Office at: The Chase Manhattan Bank (USA), Owner Trustee for NAFCO Funding Trust, 802 Delaware Avenue, 13th Floor, Wilmington, Delaware 19801, Attention: Corporate Trust Administration, with a copy to The Chase Manhattan Bank (USA), c/o The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245,
Attention: Corporate Trust Administration or such other address as shall be specified by the Owner Trustee in a notice to the Certificateholder given in accordance with this Section.

     Any notice, demand, direction or instruction to be given to the Depositor under this Agreement shall be in writing and shall be duly given if mailed or delivered to the Depositor at One Park Place, Suite 320, 621 NW 53rd Street, Boca Raton, Florida 33487, Attention: Roy E. Tipton, or at such other address as shall be specified by the Depositor to the other parties to the Agreement in writing.

     Any notice or other communication to be given to Certificateholder (other than the Depositor) under this Agreement shall be in writing and shall be duly given if mailed or delivered to each such Certificateholder outstanding at the time such notice or other communication is given at the address for such Certificateholder contained in the records maintained by the Owner Trustee pursuant to Section 7.02 hereof. If mailed, any notice or other communication shall be effective 72 hours after being deposited in the United States mail, first class postage prepaid.

     10.05. Termination of This Agreement; No Power to Revoke or Withdraw Trust Property.

          (a) Subject to the provisions of Section 2.09(a) hereof, the Trust may be dissolved by the holders of all of the Certificates evidencing 100% of the beneficial interest in the Trust as shall then be entitled to vote with the consent of the Independent Co-Trustee. After payment of all amounts then due and payable to The Chase Manhattan Bank (USA) pursuant to Section 7.03 hereof, all right, title and interest in the Trust Property still held by the Trust at the time of such dissolution shall be transferred, assigned



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

and paid over to the Certificateholder in accordance with Section 2.04.

          (b) Except as expressly provided in Section 10.05(a) hereof, neither the Depositor nor any other Certificateholder shall be entitled to revoke or terminate the Trust established hereunder.

          (c) Upon the dissolution and winding up of the Trust, the Owner Trustee shall cause the Certificate of Trust of the Trust to be canceled by filing a certificate of cancellation with the Secretary of State of Delaware in accordance with the provisions of Section 3810 of the Business Trust Statute and the Trust shall terminate at such time.

     10.06. Nature of Interest in Trust Property. Neither the Depositor nor any other Certificateholder shall have legal title to any part of the Trust Property and shall only be entitled to receive distributions with respect to their undivided beneficial interest in the Trust Property pursuant to Section 2.04 hereof as expressly provided herein. No transfer, by operation of law or otherwise, of any right, title and interest of the Depositor or of any other Certificateholder, held by the Depositor or such other holder, shall operate to terminate this Agreement or the trusts hereunder or entitle any successor transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

     10.07. No Filing. Without the express written consent of the Certificateholder, the Depositor, the Owner Trustee and the Independent Co-Trustee, the Trust shall not institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take action in furtherance of any such action.

     10.08. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF


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

THE STATE OF DELAWARE (WITHOUT REGARD TO THE PROVISIONS AND CONFLICTS OF LAW), AND ALL LAWS OR RULES OF CONSTRUCTION OF SUCH STATE SHALL GOVERN THE RIGHTS OF THE PARTIES TO THIS AGREEMENT AND THE INTERPRETATION OF THE PROVISIONS OF THIS AGREEMENT.


     10.09. Counterparts. This Agreement may be executed and delivered in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument.

     10.10. Limitations on Rights of Others. Nothing in this Agreement, whether express or implied, shall be construed to give to any person other than the Owner Trustee, the Co-Trustees and the Certificateholder any legal or equitable right, remedy or claim in the Trust Property or under or, except as provided in
Section 7.08(a) hereof with respect to creditors of the Trust, in respect of this Agreement or any covenants, conditions or provisions contained herein.

     10.11. References to Sections. References to sections used herein shall refer to sections of this Agreement unless otherwise specified herein.

     10.12. Administrator. The Administrator is authorized to execute on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Transaction Documents. Upon written request, the Owner Trustee shall execute and deliver to the Administrator a power of attorney appointing the Administrator its agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.


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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                    NATIONAL AUTO FINANCE COMPANY L.P.

                                    By: NATIONAL AUTO FINANCE CORPORATION,
                                        as General Partner


                                    By: _________________________
                                      Name:
                                      Title:


                                    THE CHASE MANHATTAN BANK (USA),
                                    as Owner Trustee


                                    By: _________________________
                                      Name:
                                      Title:

                                    CO-TRUSTEE


                                    By: _________________________
                                        Name: Gary Shapiro


                                    CO-TRUSTEE


                                    By: _________________________
                                        Name: Edgar Otto


                                    CO-TRUSTEE


                                    By: _________________________
                                        Name: Andrew Stidd

Acknowledged and Agreed by:

NATIONAL AUTO FINANCE CORPORATION


By:______________________________
Name:
Title:

BANKERS TRUST (DELAWARE)


_________________________________
Name:
Title:

State of ________________

County of _______________

     Before me, a notary public, on this day personally appeared
______________________________, known to me to be the person whose name is subscribed to the foregoing document and, being first duly sworn, declared that the statements contained are true and correct.


     Given under my hand and seal of office the ____ day of December, 1994.


SEAL


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